                                                                  EXHIBIT 10(aa)

                               THIRD AMENDMENT TO
                     REVOLVING CREDIT AND GUARANTY AGREEMENT


                  This THIRD AMENDMENT TO REVOLVING CREDIT AND GUARANTY AGREEMENT dated as of December 10, 2001 (the "THIRD AMENDMENT"), is entered into by and among USG CORPORATION, a Delaware corporation, and each of its subsidiaries party to the Agreement (as defined below), as borrowers (each, individually, a "BORROWER" and collectively, the "BORROWERS"), USG FOREIGN INVESTMENTS, LTD., a Delaware corporation, as guarantor (the "GUARANTOR"), JPMORGAN CHASE BANK, formerly known as The Chase Manhattan Bank, a New York banking corporation, and each of the other commercial banks, finance companies, insurance companies or other financial institutions or funds from time to time party to the Agreement (as defined below) (the "LENDERS"), and JPMORGAN CHASE BANK, formerly known as The Chase Manhattan Bank, as administrative agent (the "ADMINISTRATIVE AGENT") for the Lenders.

                                   WITNESSETH:

                  WHEREAS, the Borrowers, the Guarantor, the Lenders and the Administrative Agent are parties to that certain Revolving Credit and Guaranty Agreement dated as of June 25, 2001, as amended (the "AGREEMENT"), pursuant to which the Lenders have made available to the Borrowers a revolving credit and letter of credit facility in an aggregate principal amount not to exceed $350,000,000; and

                  WHEREAS, the Borrowers and the Guarantor have requested that the Lenders make certain modifications to the Agreement; and

                  WHEREAS, the Borrowers, the Guarantor and the Lenders desire to amend and supplement the Agreement to reflect the modifications requested by the Borrowers and the Guarantor;

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  Section 1. Definitions. Capitalized terms used and not otherwise defined in this Third Amendment are used as defined in the Agreement.

                  Section 2. Amendments to Agreement. Subject to the conditions set forth in Section 4 hereof, the Agreement is hereby amended as follows:

                  2.1 The definition of Permitted Liens set forth in Section 1.1 of the Agreement is hereby amended by inserting in clause "(ix)" thereof the words "foreign currency," prior to the words "natural gas" in both places where such words appear.

                  2.2 Section 6.3 of the Agreement is hereby amended by (a) deleting the word "and" immediately preceding clause "(v)" thereof and (b) adding a new clause "(vi)" thereto to read as follows: "and (vi) obligations in respect of currency swap agreements, currency future or option contracts and other similar

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agreements designed to hedge against fluctuations in foreign currency exchange rates, in each case entered into in the ordinary course of the Borrowers' business and not for speculative purposes."

                  2.3 Section 6.10 of the Agreement is hereby amended in its entirety to read as follows:

                           SECTION 6.10 Investments, Loans and Advances.
                  Purchase, hold or acquire any capital stock, evidences of indebtedness or other securities of, make or permit to exist any loans or advances to, or make or permit to exist any investment in, any other Person (all of the foregoing, "INVESTMENTS"), except for (i) Permitted Investments, (ii) Intercompany Indebtedness owing from a Borrower to another Borrower incurred in the ordinary course of business consistent with past practice, (iii) existing Intercompany Indebtedness, including, without limitation, Intercompany Indebtedness listed on Schedule 6.10 (which describes all obligations for borrowed money which constitute Intercompany Indebtedness as of the date hereof), (iv) capital contributions (plus any related transaction costs) advanced from USG Interiors, Inc. to Belgium Holdings SA in an amount not in excess of, in the aggregate, $20,000,000 or such lesser amount as may be necessary to permit the Borrowers to consummate the reorganization transactions described in the Borrowers' Motion of Debtors and Debtors in Possession For Authority to Enter Into Intercompany Transactions Related to Their Belgium Operations filed with the Bankruptcy Court on November 15, 2001, and (v) additional Intercompany Indebtedness owed by Foreign Subsidiaries of the Borrowers, or guaranties of the obligations of Foreign Subsidiaries of the Borrowers, in an aggregate amount (calculated as the sum of the amount of such additional Intercompany Indebtedness and the amount of the guarantied obligations) not to exceed $100,000,000 less any amounts advanced pursuant to clause (iv) above.

                  Section 3. Calculation of Investment Amount. Concurrent with the delivery of the compliance certificate under Section 5.1(c) of the Agreement for the fiscal year ended December 31, 2001, the Borrowers shall deliver to the Administrative Agent and each of the Lenders a certificate of a Financial Officer of each of the Borrowers and the Guarantor certifying the date and amount (in Dollars) of the capital contribution (plus any related transaction costs) made pursuant to Section 6.10(iv) of the Agreement. Such amount shall be calculated at the exchange rate obtained by the Borrowers in effecting the foregoing capital contribution.

                  Section 4. Effectiveness. The effectiveness of this Third Amendment is conditioned upon (i) the Administrative Agent's receipt of executed counterparts of this Third Amendment which, when taken together, bear the signatures of the Borrowers and the Required Lenders (or, in the case of any party as to which an executed counterpart shall not have been received, the Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party) and (ii) the Borrowers' payment of all fees to the Administrative Agent for the respective accounts of the Lenders, as agreed between the Borrowers and the Administrative Agent in connection with this Third Amendment. The "EFFECTIVE DATE" shall mean the first Business Day on which the foregoing conditions are fully satisfied.

                  Section 5. Representations and Warranties. Each Borrower represents and warrants to the Lenders that:


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                  5.1 After giving effect to the amendments contained herein and taking into account all prior written waivers and amendments in respect of the Agreement, the representations and warranties of the Borrowers contained in
Section 3 of the Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date); and

                  5.2 After giving effect to the amendments contained herein and taking into account all prior written waivers and amendments in respect of the Agreement, (i) each Borrower is in compliance with all the terms and provisions set forth in the Agreement, and (ii) no Event of Default has occurred and is continuing (other than as specifically waived herein) or would result from the execution, delivery and performance of this Third Amendment.

                  Section 6. Full Force and Effect. Except as specifically amended hereby, all of the terms and conditions of the Agreement shall remain in full force and effect, and the same are hereby ratified and confirmed. No reference to this Third Amendment need be made in any instrument or document at any time referring to the Agreement, a reference to the Agreement in any such instrument or document to be deemed a reference to the Agreement as amended hereby.

                  Section 7. Counterparts. This Third Amendment may be executed in any number of counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same agreement.

                  Section 8. Headings. The various headings of this Third Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Third Amendment or any provisions hereof.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]


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                  IN WITNESS WHEREOF, the parties hereto have caused this Third
Amendment to be duly executed as of the day and the year first written.

                                      BORROWERS:

                                      USG CORPORATION

                                      By:
                                         -------------------------------------
                                      Name:  Richard H. Fleming
                                      Title: Executive Vice President
                                             and Chief Financial Officer

                                      UNITED STATES GYPSUM COMPANY

                                      By:
-                                        -------------------------------------
                                      Name:  Richard H. Fleming
                                      Title: Vice President
                                             and Assistant Treasurer

                                      USG INTERIORS, INC.

                                      By:
                                          ------------------------------------
                                      Name:  Richard H. Fleming
                                      Title: Vice President
                                             and Assistant Treasurer

                                      L&W SUPPLY CORPORATION

                                      By:
                                         ------------------------------------
                                      Name:  Richard H. Fleming
                                      Title: Vice President
                                             and Assistant Treasurer

                                      USG INTERIORS INTERNATIONAL, INC.

                                      By:
                                         ------------------------------------
                                      Name:  Richard H. Fleming
                                      Title: Vice President

                                      LA MIRADA PRODUCTS CO., INC.

                                      By:
                                         ------------------------------------
                                      Name:  Richard H. Fleming
                                      Title: Vice President


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                                      BEADEX MANUFACTURING, LLC

                                      By:
                                         ------------------------------------
                                      Name:  Richard H. Fleming
                                      Title: Vice President and Treasurer

                                      B-R PIPELINE COMPANY

                                      By:
                                         ------------------------------------
                                      Name:  Richard H. Fleming
                                      Title: Vice President

                                      USG INDUSTRIES, INC.

                                      By:
                                         ------------------------------------
                                      Name:  Richard H. Fleming
                                      Title: Vice President

                                      USG PIPELINE COMPANY

                                      By:
                                         ------------------------------------
                                      Name:  Richard H. Fleming
                                      Title: Vice President

                                      STOCKING SPECIALISTS, INC.

                                      By:
                                         ------------------------------------
                                      Name:  Richard H. Fleming
                                      Title: Vice President


                                      GUARANTOR:

                                      USG FOREIGN INVESTMENTS, LTD.

                                      By:
                                         ------------------------------------
                                      Name:  Richard H. Fleming
                                      Title: President


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                                      LENDERS:


                                      JPMORGAN CHASE BANK,
                                      Individually and as Administrative Agent

                                      By:
                                         ------------------------------------
                                      Name:
                                      Title:


                                      CIT BUSINESS CREDIT

                                      By:
                                         ------------------------------------
                                      Name:
                                      Title:

                                      GMAC COMMERCIAL CREDIT LLC

                                      By:
                                         ------------------------------------
                                      Name:
                                      Title:

                                      FLEET CAPITAL CORPORATION

                                      By:
                                         ------------------------------------
                                      Name:
                                      Title:

                                      FOOTHILL CAPITAL CORPORATION

                                      By:
                                         ------------------------------------
                                      Name:
                                      Title:

                                      GENERAL ELECTRIC CAPITAL
                                      COMMERCIAL FINANCE

                                      By:
                                         ------------------------------------
                                      Name:
                                      Title:


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                                      CONGRESS FINANCIAL CORPORATION

                                      By:
                                         ------------------------------------
                                      Name:
                                      Title:

                                      BANK OF SCOTLAND

                                      By:
                                         ------------------------------------
                                      Name:
                                      Title:

                                      BANK OF AMERICA, N. A.

                                      By:
                                         ------------------------------------
                                      Name:
                                      Title:

                                      GUARANTY BUSINESS CREDIT CORPORATION

                                      By:
                                         ------------------------------------
                                      Name:
                                      Title:

                                      TRANSAMERICA BUSINESS
                                      CAPITAL CORPORATION

                                      By:
                                         ------------------------------------
                                      Name:
                                      Title:

                                      LASALLE BUSINESS CREDIT, INC.

                                      By:
                                         ------------------------------------
                                      Name:
                                      Title:

                                      AMSOUTH BANK

                                      By:
                                         ------------------------------------
                                      Name:
                                      Title:


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                                      THE INDUSTRIAL BANK OF JAPAN, LTD.

                                      By:
                                         ------------------------------------
                                      Name:
                                      Title:

                                      DEBIS FINANCIAL SERVICES, INC.

                                      By:
                                         ------------------------------------
                                      Name:
                                      Title:

                                      PROVIDENT FINANCIAL CORP.

                                      By:
                                         ------------------------------------
                                      Name:
                                      Title:



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